THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

SUBSCRIPTION AGREEMENT

SILVERADO GOLD MINES LTD.

SUBSCRIPTION AGREEMENT made as of this _____ day of ___________ , 2003 between Silverado Gold Mines Ltd., a British Columbia company with its corporate office at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3 (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.
The Company is offering 20,000,000 units (the “Units”) at a price of $0.10 US per Unit pursuant to Rule 506 of Regulation D of the United States Securities Act of 1933 (the “1933 Act”) and applicable state securities laws (the "Offering"). Each Unit will be comprised of one common share of the Company (each a “Share”) and one share purchase warrant (each a “Warrant”). Each Warrant will entitle the subscriber to purchase one additional common share of the Company for a one year period from the effective date of the Form S-3 Registration Statement at an exercise price, subject to adjustment, of $0.20 US per share. The Warrants will be represented by the form of warrant certificate attached hereto as Exhibit A.

B.	The Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the 1933 Act.

C.	The Subscriber desires to acquire the number of Units of the Offering set forth on the signature page hereof on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	SUBSCRIPTION FOR UNITS

1.1
Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price, subject to adjustment in accordance with Section 2.3 of this Agreement, equal to $0.10 US per Unit (the “Subscription Price”). Upon execution, the subscription by the Subscriber will be irrevocable.

1.2	The Subscriber will complete the purchase of the Units at closing by delivering to the Company the following:

	(A)	payment of the Subscription Price by wire, bank draft, or cashier’s cheque payable to the Company and if other than by wire, sent via Fed/ Ex to the Company; and

	(B)	the Investor Questionnaire Form, in the form delivered by the Company to the Subscriber.

1.3
Upon execution of this Subscription Agreement by the Company, the Company agrees to sell the Units to the Subscriber for the Subscription Price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable.

1.4	The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated herein.

1.5	The Subscriber acknowledges and agrees that the subscription for the Units and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

1.6
Any acceptance by the Company of this Subscription is conditional upon compliance with all federal and state securities laws and other applicable laws of the state or foreign jurisdiction in which the Subscriber is resident. The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber

2.	RESTRICTED SHARE AGREEMENTS OF THE SUBSCRIBER AND REGISTRATION RIGHTS

2.1
The Subscriber agrees to resell the Shares, the Warrants and any common shares issuable upon exercise of the Warrants (the “Warrant Shares”) only in accordance with the provisions of the 1933 Act and applicable state securities laws.

2.2
The Subscriber acknowledges and agrees that all certificates representing the Shares, the Warrants and the Warrant Shares are or will be “restricted securities” under the 1933 Act and will be endorsed with the following legend in accordance with Regulation D of the Act or such similar legend as deemed advisable by the lawyers for the Subscriber to ensure compliance with the 1933 Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

2.3
The Company will use its best efforts to file with the Securities and Exchange Commission (the “SEC”) within 30 days of closing, a Form S-3 registration statement (the “Registration Statement”) to register the resale of the Shares and the Warrant Shares by the Subscriber. The Company will use its best efforts to ensure effectiveness of the Registration Statement within 90 days from closing.

2.4	The per unit purchase price and the warrant exercise price will be further reduced as follows:

	(A)	by $0.01 per share in the event that the Company fails to file the Registration Statement within 60 days of closing;

	(B)	by an additional $0.01 per share in the event that the Company fails to file the Registration Statement within 70 days of closing;

	(C)	by an additional $0.01 per share in the event that the Registration Statement is not effective within 90 days of closing;

	(D)	by an additional $0.01 per share in the event that the Registration Statement is not effective within 120 days of closing; and

	(E)	by an additional $0.01 per share in the event that the Registration Statement is not effective within 180 days of closing.

2.5	The Company will pay all required expenses and fees in connection with the preparation and filing of the Registration Statement.

2.6
During the period between closing and the 30 days following the effectiveness of the Registration Statement the Company agrees not to undertake any private placement of its common shares pursuant to Regulation S promulgated under the 1933 Act.

3.	REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1
The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Units to the Subscriber that:

EACH SUBSCRIBER MUST INITIAL THEIR ACCREDITED INVESTOR STATUS WHERE INDICATED BELOW TO CONFIRM THEIR ACCREDITED INVESTOR STATUS:

(A)

Accredited Investor Status (Initial)

The Subscriber is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act.

An “Accredited Investor” , as such term is defined in Rule 501 of Regulation D of the 1933 Act, means any of the following:

(1) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

(2)
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(3) Any director, executive officer of the Company;

(4)
Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 503(b)(2)(ii);

	(5)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(6)
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership. not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(7)
Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

	(8)	Any insurance company as defined in Section 2(13) of the Act;

	(9)	Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

	(10)	Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(11)
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(12)
Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors; and

	(13)	Any entity in which all of the equity owners are accredited investors.

(B)

High Degree of Risk

The Subscriber recognizes that the purchase of Units involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement;

(C)	Speculative Investment An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units;

(D)

Restricted Securities

The Subscriber understands that the Units it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act;

(E)

Investment Knowledge and Experience of Subscriber

The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Units. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Units;

(F)

Company Information

The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units, including copies of the Company’s financial statements, including audited financial statements, and copies of the Company’s filings with the United States Securities and Exchange Commission. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company and the officers and directors of the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement;

(G)

No SEC Review

The Subscriber hereby acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Units are being issued by the Company pursuant to an exemption from registration provided by Rule 506 of Regulation D of the 1933 Act;

(H)

Purchase Entirely for Own Account

The Units will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units or any securities comprising or underlying the Units.

(I)	No Advertisements The Subscriber is not aware of any advertisement of the Units;

(J)

Authorization

The Subscriber has full power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(M)

Laws of Jurisdiction of Subscriber

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Units and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Units.

4.	REPRESENTATIONS BY THE COMPANY

4.1	The Company represents and warrants to the Subscriber that:

(A)
The Company is a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

	(B)	Upon issue, the Shares comprising the Units will be duly and validly issued, fully paid and non-assessable common shares of the Company.

5.	CLOSING

5.1	Closing of the purchase and sale of the Units shall take place on August 11, 2003 at the offices of the Company or at such other time and place as the parties may mutually agree.

6.	MISCELLANEOUS

6.1
Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office, at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Attention: Mr. Garry L. Anselmo, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2
The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

6.3	This Agreement may be executed in counterpart, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

6.3
Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Province of British Columbia.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Units Subscribed For:	Units

Signature of Subscriber or
Authorized Signatory for Subscriber
(if Subscriber is not an individual):

Name of Authorized Signatory for Subscriber
(if Subscriber is not an individual):

Name of Subscriber:

Address of Subscriber:

Jurisdiction of Incorporation of Subscriber: (If
Subscriber is a Corporation)

ACCEPTED BY:
SILVERADO GOLD MINES LTD.

Signature Of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

EXHIBIT A

FORM OF WARRANT CERTIFICATE

CERTIFICATE NO. [@]

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS WARRANT AND THE UNDERLYING SECURITIES ARE RESTRICTED AND MAY NOT BE EXERCISED, OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED APPLICABLE FEDERAL (UNITED STATES), STATE AND FOREIGN SECURITIES LAWS, PURSUANT TO EITHER AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

SILVERADO GOLD MINES LTD.
A BRITISH COLUMBIA COMPANY

COMMON STOCK PURCHASE WARRANT CERTIFICATE

[DATE OF ISSUANCE]

1.     Issuance

THIS IS TO CERTIFY THAT, for value received, [NAME OF HOLDER], of [ADDRESS OF HOLDER] (the “Holder”), shall have the right to purchase from Silverado Gold Mines Ltd., a British Columbia company (the “Company”), [NUMBER OF WARRANTS] ([@]) fully paid and nonassessable common shares of the Company (the “Common Shares”) at an exercise price equal to $[EXERCISE PRICE] per share (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof, at any time, subject to Paragraph 7 hereof, until 5:00 P.M., Eastern time, on the [EXPIRY DAY] day of [EXPIRY MONTH], [EXPIRY YEAR] (the “Expiration Date”).

2.     Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Common Share payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Common Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Common Shares so purchased. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined by the Company’s Board of Directors.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS WARRANT CERTIFICATE, THE HOLDER SHALL NOT BE ENTITLED TO EXERCISE ANY WARRANTS IF, AFTER GIVING EFFECT TO THE EXERCISE, THE HOLDER WILL BE THE LEGAL OR BENEFICIAL OWNER OF MORE THAN 4.9% OF THE COMMON SHARES OF THE COMPANY. THE HOLDER WILL PROVIDE TO THE COMPANY SUCH INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO ENSURE COMPLIANCE WITH THIS PROVISION.

Silverado Gold Mines Ltd.	-2-
Common Stock Purchase
Warrant Certificate No. «Certno»

3.     Reservation of Shares

The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Common Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.     Mutilation or Loss of Warrant

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5.     Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.     Protection Against Dilution.

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(1)
If and whenever the shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(2)
In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Company or of the Company resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(3)
The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Company by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of

Silverado Gold Mines Ltd.	-3-
Common Stock Purchase
Warrant Certificate No. «Certno»

any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Company shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(4)	The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

7.     Limit Price Acceleration of Exercise Price

In the event that, at any time following the date that the Company shall have filed and obtained effectiveness of a Registration Statement registering the resale of the shares to be acquired by the holder on exercise of the warrants, the Company’s Common Shares shall trade at a price in excess of $0.40 per share (the “Limit Price”) for a period of 20 consecutive trading days, then the Holder shall have 15 days in which to elect whether or not to exercise the Warrants (the “Accelerated Exercise Period”). In the event the Warrants are not exercised within the Accelerated Exercise Period, they will expire and the Holder will no longer have any right to exercise the Warrants.

8.     Transfer to Comply with the Securities Act

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of this Warrant and/or the stock purchasable hereunder.

All certificates representing the Warrant Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.”

9.     Payment of Taxes

The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares

Silverado Gold Mines Ltd.	-4-
Common Stock Purchase
Warrant Certificate No. «Certno»

issuable under this Warrant in the name other than that of the Holder, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

10.     Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:	Silverado Gold Mines Ltd.
Attention: Garry L. Anselmo, President
Suite 505, 1111 West Georgia Street
Vancouver, British Columbia
Canada V6E 4M3

fax: (604) 682-3519

HOLDER:	At the address set forth above.

11.     Governing Law

This Warrant shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered and its seal placed hereon by its duly authorized officer.

Silverado Gold Mines Ltd.
by its authorized signatory:

________________________
Garry L. Anselmo, President

SUBSCRIPTION FORM

TO:	Silverado Gold Mines Ltd.
A British Columbia company

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for common shares in the capital stock of Silverado Gold Mines Ltd. (the “Shares”) referred to in the Warrant Certificate surrendered herewith according to the terms conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the said shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)	the Subscriber has not offered or sold the Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)
the Subscriber is acquiring the Shares for its own account for investment, with no present intention of dividing my interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)
the Subscriber does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)	the Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(e)	the Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

(f)	the Shares were offered to the Subscriber in direct communication between the Subscriber and the Company and not through any advertisement of any kind;

(g)	the Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make.

(h)	This subscription form will also confirm the Subscriber’s understanding as follows:

(i)
the Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Shares may not be resold, transferred or hypothecated without the registration of the Shares, or an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary.

(ii)
Only the Company can take action to register the Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law, and the Company is under no obligation to do so, and does not propose to attempt to do so.

(iii)

The certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.”

(i)	the Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the Securities Act.

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this ______ day of ___________________, ____.

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber: